SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: August 18, 2003
HOUSEHOLD AUTOMOTIVE TRUST V, SERIES 2000-2 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Servicer of the Trust) (Exact name as specified in Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Servicer)	333-84129-02 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)	60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99

Monthly Servicer's Certificate to Trustee dated August 18, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of July 1, 2000 (the "Sale and Servicing Agreement") among Household Automotive Trust V, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and the Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, with respect to the Class A Notes, Series 2000-2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST V, SERIES 2000-2 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: August 27, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicer's Certificate to Trustee dated August 18, 2003 pursuant to Section 4.9 of the Master Sale and Servicing Agreement dated as of July 1, 2000 (the "Sale and Servicing Agreement") among Household Automotive Trust V, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and the Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, with respect to the Class A Notes, Series 2000-2.

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